UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2015

BANC OF CALIFORNIA, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 361-2262

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2015, Banc of California, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $175,000,000 aggregate principal amount of its 5.25% Senior Notes due April 15, 2025 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-192518), as amended (the “Registration Statement”), dated February 12, 2014, as supplemented by a prospectus supplement in preliminary form dated March 30, 2015 and in final form dated March 31, 2015 (Film Number: 15748852) and two free writing prospectuses filed on March 30, 2015 and April 1, 2015. In connection with the Offering, the Company entered into a Purchase Agreement, dated March 31, 2015 (the “Purchase Agreement”), with Sandler O’Neill + Partners, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Keefe, Bruyette & Woods, Inc., UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were sold at a discount of 0.25% and an underwriting discount of 1.00%, resulting in net proceeds of approximately $172,812,500 before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes.

The Notes were issued under the Senior Debt Securities Indenture, dated as of April 23, 2012 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of April 6, 2015 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Notes are the Company’s unsecured, unsubordinated debt obligations and rank equally in right of payment with all of the Company’s other existing and future unsubordinated indebtedness. The Notes bear interest at a per-annum rate of 5.25%. The Company will make interest payments on the Notes semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2015. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The Notes will mature on April 15, 2025. However, the Company may, at the Company’s option, on or after January 15, 2025, redeem the Notes in whole at any time or in part from time to time, on not less than 30 nor more than 60 days’ prior notice. The Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

The Indenture contains several covenants which, among other things, restrict the Company’s ability and the ability of the Company’s subsidiaries to dispose of or incur liens on the voting stock of certain subsidiaries, and also contains customary events of default.

The underwriters have in the past provided, and may in the future provide, investment banking and advisory services to the Company and its affiliates in the ordinary course of business, for which they have received, or may receive, compensation for such services. Some of the underwriters in the Offering are also acting as underwriters in the Company’s offering of

4,000,000 depositary shares each representing 1/40th ownership interest in a share of the Company’s 7.375% Non-Cumulative Perpetual Preferred Stock, Series D, with a liquidation preference of $1,000 per share (equivalent to $25 per depositary share). In addition, an affiliate of Wells Fargo Securities, LLC, one of the underwriters for the Offering, is the lender under a $20 million credit facility the Company entered into on March 30, 2015, as previously reported in the Current Report on Form 8-K filed by the Company on March 31, 2015.

In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, including serving as counterparties to certain derivative and hedging arrangements and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. If any of the underwriters or their affiliates has a lending relationship with the Company, they may hedge their credit exposure to us consistent with their customary risk management policies. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of securities or financial instruments of the Company or its affiliates and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Halle J. Benett, a director of the Company, is employed as the Managing Director and Head of the Diversified Financials Group at Keefe, Bruyette & Woods, Inc., one of the underwriters participating in the Offering.

The foregoing summary of the terms of the Purchase Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Purchase Agreement, (ii) the Base Indenture, (iii) the Supplemental Indenture and (iv) the form of the Notes, each of which is attached hereto as exhibits and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated March 31, 2015, between Banc of California, Inc. and Sandler O’Neill + Partners, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Keefe, Bruyette & Woods, Inc., UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Senior Debt Securities Indenture, dated as of April 23, 2012, between Banc of California, Inc. (formerly First PacTrust Bancorp, Inc.), as Issuer, and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K filed on April 23, 2012 and incorporated by reference herein)

4.2	Second Supplemental Indenture, dated as of April 6, 2015, between Banc of California, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.3	Form of 5.25% Senior Notes due April 15, 2025 (included in Exhibit 4.2 of this Current Report on Form 8-K)

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Banc of California, Inc.

Date: April 6, 2015	By:	/s/ John C. Grosvenor
		Name:	John C. Grosvenor
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated March 31, 2015, between Banc of California, Inc. and Sandler O’Neill + Partners, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Keefe, Bruyette & Woods, Inc., UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Senior Debt Securities Indenture, dated as of April 23, 2012, between Banc of California, Inc. (formerly First PacTrust Bancorp, Inc.), as Issuer, and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K filed on April 23, 2012 and incorporated by reference herein).

4.2	Second Supplemental Indenture, dated as of April 6, 2015, between Banc of California, Inc., as Issuer, and U.S. Bank National Association, as Trustee.

4.3	Form of 5.25% Senior Notes due April 15, 2025 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP.

5.2	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2 of this Current Report on Form 8-K).

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